UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 30, 2007

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      1-15062                     13-4099534
        --------                      -------                     ----------
(State or Other Jurisdiction  (Commission File Number)          (IRS Employer
     of Incorporation)                                       Identification No.)

                One Time Warner Center, New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

On May 30, 2007, Time Warner Inc. (the "Company") filed a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of Delaware. The Certificate of Amendment became effective upon filing. The Company included a proposal in the Company's definitive Proxy Statement dated April 9, 2007 seeking stockholder approval to amend the Restated Certificate of Incorporation to eliminate certain super-majority vote requirements. The Company's proposal was approved by the stockholders at the Company's 2007 Annual Meeting of Stockholders held on May 18, 2007.

The Certificate of Amendment amended Articles VII and VIII of the Company's Restated Certificate of Incorporation. The amendment to Article VII eliminated the 80% super-majority vote requirements for stockholders to amend the Company's By-laws and replaced it with a majority vote standard that allows holders of a majority or more of the combined voting power of all classes and series of capital stock entitled generally to vote in the election of directors, voting together as a single class, to adopt, amend, alter or repeal any provision of the Company's By-laws. The amendment to Article VIII removed a similar 80% super-majority vote standard to amend, alter or repeal Article VII.

A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit  Description

3.1 Certificate of Amendment, dated May 30, 2007, to Time Warner Inc.'s Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on May 30, 2007.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TIME WARNER INC.


                                      By:   /s/ Wayne H. Pace
                                           _______________________________
                                           Name:  Wayne H. Pace
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

  Date:  June 4, 2007

                                  EXHIBIT INDEX



Exhibit  Description

3.1 Certificate of Amendment, dated May 30, 2007, to Time Warner Inc.'s Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on May 30, 2007.